UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2010
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StellarOne Corporation
(Exact name of registrant as specified in its charter)

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Commission File Number: 000-22283

Virginia (State or other jurisdiction of incorporation)	54-1829288 (IRS Employer Identification No.)

590 Peter Jefferson Parkway, Suite 250
Charlottesville, Virginia 22911
(Address of principal offices, including zip code)

(434) 964-2211
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 5, 2011, the Company announced an agreement with one of its primary mortgage investors to resolve repurchase and make-whole (indemnification) claims involving certain residential mortgage loans sold by StellarOne’s Wholesale and Retail Mortgage Division prior to 2009.  A copy of the press release in which the Company announced the agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed herewith:

Exhibit
Number	Description
99.1	Press Release dated January 5, 2011 of StellarOne Corporation